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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 27, 2002


           CWMBS, INC., (as depositor under the Pooling and Servicing
             Agreement, dated as of September 1, 2002, providing for
          the issuance of the CHL Mortgage Pass-Through Trust 2002-21,
              Mortgage Pass-Through Certificates, Series 2002-21).

                                   CWMBS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      333-92152              95-4449516
----------------------------           ---------              ----------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)


4500 Park Granada
Calabasas, California                                            91302
---------------------                                          ---------
(Address of Principal                                         (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code (818) 225-3000

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.



                                                   By: /s/ Darren Bigby
                                                   Darren Bigby
                                                   Vice President


Dated:  September 27, 2002



                                  Exhibit Index

Exhibit                                                                                        Page


5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                                      5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)                 5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)            5
